                                                                  EXHIBIT 10(a)

                                AMENDMENT NO. 1
                                       TO
                              EMPLOYMENT AGREEMENT

     The Employment Agreement between Tidewater Inc., a Delaware corporation ("Company") and William C. O'Malley ("Employee") effective as of September 19, 1997 ("Agreement") is hereby amended, effective as of October 1, 1999, as follows:

     1. Both sentences of Section 2 of the Agreement are amended by the insertion of the following phrase at the beginning of each sentence: "Subject to Section 7A hereof,".

     2. The first sentence of Section 4(e) of the Agreement is amended by the addition of the following phrase at the end thereof: "assuming that Employee's employment by his immediate prior employer had terminated on the Retirement Date".

     3. The last two paragraphs of Section 7(a) and all of Section 7(e) of the Agreement are deleted; they are replaced by the following new Section 7A:

          "7A. OBLIGATIONS OF THE COMPANY AND THE EMPLOYEE IN THE EVENT OF A CHANGE OF CONTROL

               "(a) Upon and following a Change of Control of the Company (as defined in Section 7A(b) hereof), the rights and obligations of the Employee and the Company shall not be governed by this Agreement, but shall be as provided in the Change of Control Agreement between the Employee and the Company dated effective October 1, 1999 and any amendments thereto or any subsequent change of control agreement between the Employee and the Company (including any rights or obligations in this Agreement which are specifically incorporated by reference therein). Upon the occurrence of a Change of Control, the term of the Agreement shall end, and the provisions of the Agreement (including, without limitation, the Employee's covenant not to compete) shall be null and void, and of no further force and effect, except that compensation, benefit and indemnification obligations accrued by the Company with respect to the Employee prior to the Change of Control and during the term of the Agreement shall remain valid and enforceable.

               "(b) Change of Control. As used in this Section 7A, 'Change of Control' shall mean:

               (i) the acquisition by any 'Person' (as defined in Section 7A(c) hereof) of 'Beneficial Ownership' (as defined in Section 7A(c) hereof) of 30% or more of the outstanding Shares of the Company's Common Stock, $0.10 par value per share (the 'Common Stock') or 30% or more of the combined voting power of the Company's then outstanding securities; provided, however, that for purposes of this subsection 7A(b)(i), the following shall not constitute a Change of Control:

                    (A) any acquisition (other than a 'Business Combination' (as defined in Section 7A(b)(iii) hereof) which constitutes a Change of Control under Section 7A(b)(iii) hereof) of Common Stock directly from the Company,

                    (B) any acquisition of Common Stock by the Company or its
               subsidiaries,

                    (C) any acquisition of Common Stock by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

                    (D) any acquisition of Common Stock by any corporation
               pursuant to a Business Combination which does not constitute a Change of Control under Section 7A(b)(iii) hereof; or

               (ii) individuals who, as of the effective date of this amendment to the Agreement, constitute the Board (the 'Incumbent Board') cease for any reason to constitute at least a majority of the Board;

          provided, however, that any individual becoming a director subsequent to the effective date of this amendment whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board; or

               (iii) consummation of a reorganization, merger or consolidation (including a merger or consolidation of the Company or any direct or indirect subsidiary of the Company), or sale or other disposition of all or substantially all of the assets of the Company (a 'Business Combination'), in each case, unless, immediately following such Business Combination,

                    (A) the individuals and entities who were the Beneficial
               Owners of the Company's outstanding Common Stock and the Company's voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect Beneficial Ownership, respectively, of more than 50% of the then outstanding shares of common stock, and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the Post-Transaction Corporation (as defined in Section 7A(c) hereof), and

                    (B) except to the extent that such ownership existed prior to the Business Combination, no Person (excluding the Post-Transaction Corporation and any employee benefit plan or related trust of either the Company, the Post-Transaction Corporation or any subsidiary of either corporation) Beneficially Owns, directly or indirectly, 30% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 30% or more of the combined voting power of the then outstanding voting securities of such corporation, and

                   (C) at least a majority of the members of the board of
               directors of the Post-Transaction Corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

               (iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

               "(c) Other Definitions. As used in Section 7A(b) hereof, the following words or terms shall have the meanings indicated:

               (i) Affiliate: 'Affiliate' (and variants thereof) shall mean a Person that controls, or is controlled by, or is under common control with, another specified Person, either directly or indirectly.

               (ii) Beneficial Owner: 'Beneficial Owner' (and variants thereof), with respect to a security, shall mean a Person who, directly or indirectly (through any contract, understanding, relationship or otherwise), has or shares (i) the power to vote, or direct the voting of, the security, and/or (ii) the power to dispose of, or to direct the disposition of, the security.

               (iii) Person: 'Person' shall mean a natural person or company, and shall also mean the group or syndicate created when two or more Persons act as a syndicate or other group (including, without limitation, a partnership or limited partnership) for the purpose of acquiring, holding, or disposing of a security, except that 'Person' shall not include an underwriter temporarily holding a security pursuant to an offering of the security.

               (iv) Post-Transaction Corporation: Unless a Change of Control includes a Business Combination (as defined in Section 7A(b)(iii) hereof), 'Post-Transaction Corporation' shall mean the Company after the Change of Control. If a Change of Control includes a Business Combination, 'Post-Transaction Corporation' shall mean the corporation resulting from the Business Combination unless, as a result of such Business Combination, an ultimate parent corporation controls the Company or all or substantially all of the Company's assets either directly or indirectly, in which case, 'Post-Transaction Corporation' shall mean such ultimate parent corporation."


                                             Tidewater Inc.



      Date of Execution: 10/1/99              By: /s/ Robert H. Boh
                                                  -----------------------------
                                                      Robert H. Boh
                                              Director and Chairman of the
                                              Compensation Committee of the
                                                    Board of Directors


                                              Employee:



      Date of Execution: 10/1/99              Name: /s/ William C. O'Malley
                                                    ---------------------------
                                                    William C. O'Malley